EXHIBIT 99.4


                           TREASURY INTERNATIONAL INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In Connection with the Annual report of Treasury International, Inc.(the "Company") on Amendment No. 2 to Form 10-KSB for the fiscal year ended January 31,2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kristina Sickels, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Kristina Sickels                                       July 29, 2003
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Kristina Sickels                                           Date
Chief Financial Officer
Treasury International, Inc.